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                                                                   EXHIBIT 23(3)




                        CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 of our report dated June 20, 1996 included in Midwest Power Systems Inc. 401(k) Plan for Salaried Employees' Form 11-K for the year ended December 31, 1995 and to all references to our Firm included in this Post-Effective Amendment.



                                       ARTHUR ANDERSEN LLP




Chicago, Illinois
December 2, 1996